UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐        Preliminary Proxy Statement

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KALA PHARMACEUTICALS, INC.

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 25, 2020 KALA PHARMACEUTICALS, INC. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. KALA PHARMACEUTICALS, INC. 490 ARESENAL WAY,SUITE 120 WATERTOWN, MA 02472 0000464973_1 R1.0.1.18 See the reverse side of this notice to obtain proxy materials and voting instructions. Meeting Information Meeting Type: Annual Meeting For holders as of: April 27, 2020 Date: June 25, 2020Time: 9:00 AM EDT Location: Kala Pharmaceuticals, Inc. 490 Arsenal Way, Suite 120 Watertown, MA 02472 or by means of remote communication, in which case we will announce such decision and how to participate

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE:  Have the information that is printed in the box marked by the arrow (located on the  by the arrow (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods possession  available and follow the instructions. marked by the arrow 0000464973_2 R1.0.1.18 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any specia requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. l 1. Annual Report2. Notice & Proxy Statement How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 11, 2020 to facilitate timely delivery.

The Board of Directors recommends you vote FOR the following Class III director nominees to serve until the 2023 Annual Meeting of Stockholders: 1. Election of three Class III Directors Nominees 01) Robert Paull 02) Howard B. Rosen 03) Rajeev Shah The Board of Directors recommends you vote FOR the following proposals: 2. To ratify the appointment of Deloitte & Touche LLP as Kala Pharmaceuticals, Inc.`s independent registered public accounting firm for the fiscal year ending December 31, 2020. 3. The approval of an amendment to the 2017 Equity Incentive Plan to increase the number of shares authorized for issuance thereunder. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Due to concerns relating to the public health impact of the coronavirus outbreak (COVID-19) and related travel, the 2020 Annual Meeting may be held by means of remote communication (i.e., a virtual-only meeting). If this is determined, we will announce the decision in advance, and will provide details on how to participate at www.kalarx.com. If you are planning to attend our Annual Meeting, please check the website in the days leading up to the meeting date. As always, we encourage you to vote your shares prior to the Annual Meeting regardless of whether you intend to attend in person. 0000464973_3 R1.0.1.18 Voting items

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